Investment Strategy	May 21, 2026
KraneShares Eastern US Carbon Strategy ETF
Prospectus [Line Items]
Strategy Narrative [Text Block]

Effective June 1, 2026, the Fund’s principal investment strategies and investment policies are changing. As of that date, the eighth paragraph of the “Principal Investment Strategies” section in the Fund’s Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in instruments that provide exposure to the Eastern U.S. carbon credits (i.e., RGGI carbon credits). For purposes of this 80% policy, derivatives, such as futures contracts, will be counted at their notional value.